SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[X]Soliciting Material Pursuant to Rule
   14a-11(c) or Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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      5. Total fee paid:

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      Fee paid previously with preliminary materials:___________________________

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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


Central Bancorp, Inc.
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Participant Information
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Central Bancorp, Inc. ("Central") and its executive officers and directors named below may be deemed participants in the solicitation of proxies for Central's 2002 Annual Meeting of Stockholders. The number of shares of Central's common stock beneficially owned by each of these persons as of March 31, 2002 is listed in parentheses after his or her name.

Joseph R. Doherty, Chairman and Director (60,675); John D. Doherty, President, Chief Executive Officer and Director (141,530); David W. Kearn, Senior Vice President (14,706); Michael K. Devlin, Senior Vice President (0); Paul S. Feeley, Senior Vice President (7,610); and William P. Morrissey, Senior Vice President (11,162).

Central's directors who are not also executive officers are: Gregory W. Boulos (5,500); John F. Gilgun, Jr., (1,575); Terence D. Kenney (6,541); Nancy D. Neri
(200); John P. Quinn (1,200); and Marat E. Santini (2,363).

Central does not believe that any of the foregoing persons has any direct or indirect interests in the matters to be acted upon at the 2002 Annual Meeting of Stockholders other than as a stockholder or nominee for election as director. Central is also party to employment and severance agreements with its executive officers under which they may be entitled to receive compensation and other payments upon certain events, including the occurrence of specific events following a change in control.

In connection with its solicitation of proxies for the 2002 Annual Meeting, Central will file with the Securities and Exchange Commission (the "SEC") and will furnish to its stockholders a proxy statement, which stockholders are advised to read as it will contain important information. Stockholders may obtain a free copy of such proxy statement (when available) and any other relevant documents filed with the SEC, from the website of the SEC at www.sec.gov.